UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2021

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Dolby Laboratories, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-32431	90-0199783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Market Street

San Francisco, California 94103-1410

(Address of Principal Executive Offices) (Zip Code)

(415) 558-0200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	DLB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 4, 2021, Dolby Laboratories, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended March 26, 2021. The full text of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2021, Lewis Chew, Executive Vice President and Chief Financial Officer of Dolby Laboratories, Inc., notified the Company of his anticipated retirement, expected to be effective prior to the end of calendar year 2021. The Company has initiated a search for a new chief financial officer during which Mr. Chew will continue in his role to support the transition.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

The Company issued a press release, furnished as Exhibit 99.2, in connection with the announcement of Mr. Chew’s retirement.

The information in this Item 7.01 (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 8 - Other Events

Item 8.01. Other Events.

Declaration of Dividend

On May 4, 2021, the Company announced a cash dividend of $0.22 per share of Class A and Class B Common Stock, payable on May 25, 2021 to stockholders of record as of the close of business on May 17, 2021.

Disclosure Channels to Disseminate Information

The Company disseminates information to the public about the Company, its products, services and other matters through various channels, including the Company’s website (www.dolby.com), investor relations website (http://investor.dolby.com), SEC filings, press releases, public conference calls and webcasts, in order to achieve broad, non-exclusionary distribution of information to the public. The Company encourages investors and others to review the information it makes public through these channels, as such information could be deemed to be material information.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Dolby Laboratories, Inc. dated May 4, 2021
99.2	Press Release of Dolby Laboratories, Inc. dated May 4, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dolby Laboratories, Inc.

Date: May 4, 2021	By:	/s/ Lewis Chew
Lewis Chew
Executive Vice President and Chief Financial Officer (Principal Financial Officer)